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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 23, 2005

                          CROWLEY MARITIME CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                       000-49717              94-3148464
(State or other jurisdiction of        (Commission File         (IRS Employer
incorporation or organization)             Number)           Identification No.)

   155 GRAND AVENUE, OAKLAND, California                            94612
  (Address of principal executive offices)                       (Zip Code)

                                 (510) 251-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 23, 2005, a subsidiary of the Company, Vessel Management Services, Inc. ("VMS") entered into a contract with V.T. Halter Marine Inc. ("Halter") for the construction of four articulated tug-barge units. Each of the units will be capable of carrying 185,000 barrels of refined product. The cost of constructing the four vessels is expected to approximate an aggregate of $190 million (including the cost of owner furnished equipment). The units are expected to be delivered between 2007 and 2008. Upon delivery, the Company intends to deploy these units in the United States coastwise petroleum trade.

The following terms and conditions of the contract with Halter are material to the Company: (a) the contract price of $38.2 million per vessel; (b) a payment schedule which permits the Company to pay the cumulative contract price for all four vessels over a period of 36 months based upon that portion of each vessel which has been completed by the yard as of certain established dates; (c) the following specifications for the vessel (i) a guaranteed speed of 12 knots (ii) fuel consumption of 7,950 gallons per day (iii) cargo capacity of 185,000 barrels and (iv) a discharge pumping rate of 20,000 barrels per hour; (4) a warranty period of 2 years; and (5) a bond which protects the performance and payment obligations of the yard.

VMS and Halter entered into a construction contract in June of 2004 for two articulated tug-barge units.

ITEM 7.01. REGULATION FD DISCLOSURE.

On August 26, 2005, the Company issued a press release announcing the contract described in Item 1.01 of this report. A copy of the Company's press release announcing this contract and certain other related information is attached as
Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.
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The information in this Item 7.01 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press Release, dated August 26, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CROWLEY MARITIME CORPORATION

August 26, 2005                By:  /s/ John C. Calvin
                                    ------------------------------------------
                                    John C. Calvin
                                    Senior Vice President and Controller
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
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
99.1             Press Release issued August 26, 2005 by Crowley Maritime Corporation